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                                                                    EXHIBIT 99.1
                            UNIONVILLE WATER COMPANY
                                 30 MILL STREET
                                  P.O. BOX 157
                         UNIONVILLE, CONNECTICUT 06085
                                   PROXY CARD

     The undersigned hereby appoints Stephen A. Flis and Walter C. Nicksa, Jr., and each of them, as proxies of the undersigned (the "Proxies"), each with full power to appoint his substitute, and hereby authorizes each of them to represent and vote all the shares of common stock of the Unionville Water Company (the
"Company") held of record by the undersigned as of           2002 at the special
meeting of shareholders to be held at the offices of the Company, 30 Mill
Street, Unionville, Connecticut 06085, on           , 2002, at 7:00 p.m.
(Eastern Time), and at any and all of the adjournments or postponements thereof.

     THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE AGREEMENT AND PLAN OF MERGER WITH RESPECT TO THE MERGER OF CWS -- UNIONVILLE ACQUISITION CORP. WITH AND INTO THE COMPANY, TO BE THEREAFTER A WHOLLY-OWNED SUBSIDIARY OF CONNECTICUT WATER SERVICE, INC. In their discretion, the Proxies are each authorized to vote upon such other business as may properly come before the meeting and any adjournments or postponements of the meeting. A shareholder wishing to vote in accordance with the board of directors' recommendation need only sign and date this proxy and return it in the envelope provided.

      PLEASE VOTE, DATE AND SIGN ON REVERSE AND PROMPTLY RETURN THIS PROXY
                           IN THE ENCLOSED ENVELOPE.

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
HAS YOUR ADDRESS CHANGED?                                   DO YOU HAVE ANY COMMENTS?

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                            UNIONVILLE WATER COMPANY
                                   PROXY CARD

PLEASE MARK VOTE AS IN THIS EXAMPLE                                          [X]

Mark box at right if an address change or comment has been noted on the reverse
side of this card                                                            [ ]

1. To approve the agreement and plan of Merger with respect to the Merger of CWS -- Unionville Acquisition Corp. with and into the Unionville Water Company, to be thereafter a wholly-owned subsidiary of Connecticut Water Service, Inc.

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
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          For                    Against                  Abstain
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       [        ]               [        ]               [        ]
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     The undersigned hereby acknowledge(s) receipt of a copy of the accompanying notice of special meeting of shareholders and the Proxy Statement/Prospectus with respect thereto and hereby revoke(s) any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

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
NAME OF SHAREHOLDER                               RECORD DATE SHARES:

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Signature                                         Signature
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     Date:
     -----------------------------------------, 2002

Please sign exactly as name appears above. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by President or authorized person. If a partnership, please sign in partnership name by authorized person.